Exhibit 99.1

Forward Looking and Cautionary Statements
This presentation and oral statements made regarding the subjects of this presentation may contain forward-looking statements which may include, but are not limited to, statements regarding our plans, objectives, expectations and intentions and other statements that are not historical facts, including statements identified by words such as "outlook," "intends," "plans," "estimates," "believes," "expects,"
"potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "anticipates," "foresees," or the negative version of these words or other comparable expressions. All statements addressing operating performance, events, or developments that the
Partnership expects or anticipates will occur in the future, including statements relating to revenue growth and earnings or earnings per unit growth, as well as statements expressing optimism or pessimism about future operating results, are forward-looking statements. The forward-looking statements are based upon our current views and assumptions regarding future events and operating performance and are inherently subject to significant business, economic and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond our control. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation.
Although the Partnership does not make forward-looking statements unless it believes it has a reasonable basis for doing so, the
Partnership cannot guarantee their accuracy. Achieving the results described in these statements involves a number of risks, uncertainties and other factors that could cause actual results to differ materially, including the factors discussed in this presentation and those described in the “Risk Factors” section of the Partnership’s Form 10-K filed on March 10, 2014, with the Securities and Exchange
Commission as well as in the Partnership’s other filings with the Securities and Exchange Commission. No undue reliance should be placed on any forward-looking statements.

• Lehigh Gas Partners LP (“LGP” or “Lehigh Gas”) is a
leading wholesale distributor of motor fuels and owner
and lessee of real estate related to retail fuel distribution.
Its Predecessor was founded in 1992
Focused on distributing fuels to and owning and
leasing sites primarily located in metropolitan and
urban areas
• Completed a $138 million Initial Public Offering on
October 30, 2012 and a $91.4 million follow-on offering
in December 2013.
(1)
• Equity market capitalization of $504.5 million and
enterprise value of $754.2 million as of 3/31/14
•
As of 3/31/2014, distribute to over 1,100 locations
primarily in the Northeastern United States, Florida,
Tennessee, Virginia and Ohio
(2)
259 sites owned or leased and operated by
Lehigh-Gas Ohio, LLC
;
85 sites owned or leased
and operated by the Partnership; 238 sites
operated by lessee dealers; 55 commission
sites
(2)
Also distribute to 389 independent dealer sites
and through 13 sub-wholesalers
(2)
• Distributed 637.8 million gallons of motor fuel in 2013
Lehigh Gas Overview
Top 10 Distributor for
(3)
:
(1)
$138 million Includes $18 million exercise of over-allotment; $91.4 million of net proceeds.
(2)
As of March 31, 2014, pro forma for PMI acquisition.
(3)
Based on 2013 volume.

Investment Highlights
• Stable Cash Flows from Rental Income
and Wholesale Fuel Distribution
• Established History of Completing and
Integrating Acquisitions
• Long-Term Relationships with Major
Integrated Oil Companies and Refiners
• Prime Real Estate Locations in Areas
with High Traffic
• Financial Flexibility to Pursue
Acquisitions and Expansion
Opportunities
• Aligned Equity Ownership
BP Station
Union Centre Blvd., West Chester, OH
(Metro Cincinnati)

Lehigh Gas Operations
Industry Value Chain
Pipeline / Storage
Non-Qualifying MLP Income
Retail Fuel Distribution
(LGWS)
Gasoline Station
Wholesale Distributor
Qualifying MLP Income
Wholesale Distribution
(LGW)
Rental Income from Real
Estate
(LGPR)
•
Stable cash flow
•
Margin per gallon
•
Limited commodity exposure
•
Multi-year contracts
•
Stable cash flow
•
Prime locations
•
Multi-year contracts
Inside Store Sales
(LGWS)
Rental Income from
Equipment
(LGWS)

Maine
Vermont
New Hampshire
Massachusetts
Rhode Island
Connecticut
New York
Pennsylvania
New Jersey
Ohio
Indiana
Maryland
DC
Delaware
W. Virginia
Virginia
Kentucky
Tennessee
North Carolina
South Carolina
Mississippi
Alabama
Georgia
Florida
100 miles
LGP Headquarters
LGP Legacy
Aquisitions since IPO

6 Lehigh Gas Portfolio Overview ) Sites Where Lehigh Gas Partners LP Supplies Wholesale Motor Fuels as of March 31, 2014 (1) (1) Pro forma for PMI acquisition

• Own or lease sites in prime
locations and seek to enhance
cash flow
• Expand within and beyond core
geographic markets through
acquisitions
• Increase motor fuel distribution
business by expanding
market share
•
Maintain strong relationships
with major integrated oil
companies and refiners
•
Serve as a preferred distributor
and dedicated supplier
•
Manage risk and mitigate
exposure
to environmental
liabilities
Shell Station
Route 17, Hasbrouck Heights, NJ
Lehigh Gas Strategy

LEHIGH GAS PARTNERS LP

LEHIGH GAS
PARTNERS LP
ExxonMobil
bp
VALERO
SUNOCO
Gulf
Chevron

Wholesale Distribution
Wholesale Distribution
Lehigh Gas Operating Model
(1) Lehigh Gas – Ohio, LLC (“LGO”).
Rental Income
Motor Fuels
Independent
Transportation
Contractors
Independent
Dealer
Lessee
Dealer
LGO
(1)
(affiliate of LGP)
Payment Terms /
Discounts
Payment for Fuel
Motor Fuels
Sub-
Wholesaler
Commission
Agents
Suppliers
Retail Distribution
Rental Income
Master Limited Partnership

LEHIGH GAS PARTNERS LP

$0.080
$0.070
$0.060
$0.050
$0.040
$0.030
$0.020
$0.010
$-
(Margin Per Gallon)
$0.053
$0.060
$0.072
$0.070
$0.070
$0.067
YE 2009
YE 2010
YE 2011
PF 2012
YE 2013
LTM 3/31/14

45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Rental Income ($ 000's)
20,832
19,077
20,540
25,247
41,577
42,780
YE 2009
YE 2010
YE 2011
PF 2012
YE 2013
1QA 2014

Stable Cash Flows
Wholesale Distribution Cash Flows
• Lessee dealer agreements generally have 3 year initial terms and a remaining term of 2.5 years as of December 31, 2013
• LGO supply agreement had a 15-year initial term at the time of the IPO and had a remaining term of approximately 13.8
years as of December 31, 2013
• Our wholesale supply agreements prohibit the purchase of
motor fuel from other distributors
Rental Income Cash Flows
• Lease agreements with lessee dealers generally have a 3
year initial term and had an average remaining term of 2.5
years as of December 31, 2013
• Lease agreements with commission agents generally range
from 5 to 10 years and had an average remaining term of 5.3
as of December 31, 2013
• LGO lease agreements had an average remaining term of
approximately 14.1 years as of December 31, 2013
• Our lease agreements generally require the lessees to
purchase their motor fuel from us
LGP Predecessor
(1) Wholesale Distribution Margin Per Gallon represents revenues from fuel sales minus costs from fuel sales (including amounts to affiliates) divided by the gallons of motor fuel distributed.
(2) YE (Year End) represents twelve months ended December 31 of the applicable year and 2012 PF
(Pro Forma) represents 2012 pro forma as presented on Form 8-K filed with the SEC on March 26,
2013.  1Q 2014 represents the quarter ending March 31, 2014.
(3) Rental income is rental income from lessee dealers and from affiliates.   Information shown in 1QA
2014 represents annualized rental income for the period ending March 31, 2014.
Wholesale Distribution Margin Per Gallon
(1)(2)
Rental Income
(2)(3)
LGP Predecessor
Average Margin: $0.0654

New Jersey
17%
Massachusetts
12%
Virginia
12%
Ohio
12%
Tennessee
8%
Florida
7%
New Hampshire
3%
West Virginia
2%
New York
2%
Maine
1%
KY, MD, DE
<1% each
Pennsylvania
22%

Prime Real Estate Locations
• We own and lease sites that provide
convenient fueling locations in areas of
high consumer demand
• We own or lease sites in fourteen states
(1)
Six of the states are in the top ten
states for consumers of gasoline in
the United States
(2)
Five of the states are in the top ten
states for consumers of on-highway
diesel fuel in the United States
(2)
• Limited availability of undeveloped real
estate in many of our markets presents a
high barrier to entry for the development of
competing sites
• Due to prime locations, owned real estate
sites have high alternate use values, which
provides additional risk mitigation
(1) As of March 31, 2014 pro forma for PMI acquisition
(2) Source EIA. As of December 31, 2012
LGP Controlled Sites by State
(1)

LEHIGH GAS PARTNERS LP

EXXON

bp

Gulf

Chevron

Mobil

SUNOCO

VALERO

Branded Fuel Suppliers
• One of the ten largest independent distributors by
volume in the U.S. for ExxonMobil, BP and Shell
branded fuels
Also distribute Valero, Sunoco, Chevron and
Gulf-branded motor fuels
• Prompt payment history and good credit standing
with suppliers allow us to receive certain term
discounts on fuel purchases, which increases
wholesale profitability
• Branded fuel is perceived by retail customers as
higher quality and commands a price premium
LGP Fuel Distribution by Brand
(1)
Brands Distributed
Supplier
% of Total Motor Fuel
Distributed
ExxonMobil 43%
BP 25%
Shell 15%
Chevron 5%
Valero 4%
Total 92%
(1) As of December 31, 2013

Growth Through Acquisitions
• Wholesale marketing remains a fragmented and
local industry
• Long history of successfully sourcing and
executing acquisitions
Predecessor completed over 12
acquisitions of 10 or more sites
• We seek to acquire sites within our existing
geographic markets to enhance efficiencies and
in new markets with favorable demographic,
economic and fuel market trends
• Since our IPO, we have completed 5 major
acquisitions for total consideration of $193.2
million
Dunmore increased existing operating
area in PA
Remaining transactions added sites in
scale in new markets in FL, TN and VA
• Established relationships with oil majors,
customers, industry contacts and brokers to
source new acquisitions
• Team dedicated to acquisitions
Acquisitions Since Our IPO
(1)
Dunmore 24 29.0
Express Lane 47 45.2
Rogers 17 21.1
Rocky Top 33 36.9
PMI 85 61.0
Total 206 193.2
Total
Consideration
($ million) Acquisition
Sites Acquired
(Fee &
Leasehold)
(1) Excludes non-c-store sites acquired in PMI acquisition.

PMI Acquisition Overview
•
The Partnership acquired PMI, a Roanoke, VA headquartered distributor of petroleum products and owner and operator of convenience stores, on April 30, 2014, for net total consideration of $61 million
•
The company operates 85 convenience stores under the Stop in Food Stores brand
•
Sold 91 million gallons of motor fuel in 2013
•
$93 million in non-fuel revenue at the sites
•
50 sites are Shell branded, 22 Exxon branded
•
9 co-located quick service restaurants
•
Petroleum products distribution segment distributes primarily motor fuels along with other petroleum products throughout Virginia, West Virginia, Tennessee and North
Carolina
•
Distributed approximately 191 million gallons in 2013
•
The Partnership divested the lubricants business at closing for $14 million (which is reflected in the net total consideration figure)
•
Transaction structured as stock acquisition with the Partnership’s taxable subsidiary acquiring the corporation
•
Expect to combine operations with Manchester acquisition and realize certain other efficiencies

LEHIGH GAS PARTNERS LP

Bethesda
Reston
Washington
Alexandria
Monongahela National Forest
West Virginia
Charleston
Harrisonburg
Charlottesville
Palmyra
Milford
Salisbury
Richmond
Petersburg
Williamsburg
Newport News
Virginia Beach
Norfolk
Blacksburg
Roanoke
Lynchburg
Virginia
Danville
Eden
Elizabeth City
Kingsport
Johnson City
Boone
Lenoir
Winston-Salem
Greensboro
High Point
Durham
Rocky
35
119
211
1
17
23
460
360
58
221
95
85
17

14 PMI Locations Dealer Site (no real estate control) Company Operated Site

Atlas Acquisition Overview
•
The Partnership has entered into a purchase agreement to purchase wholesale supply and certain other assets from Atlas Oil Company for total consideration of $36.1 million
•
Assets to be purchased primarily consist of:
•
53 wholesale supply contracts
•
11 fee or leasehold sites
•
In addition, LGP is acquiring certain other short term financings assets associated with the acquired supply contracts
•
Assets are located in the metro Chicago area
•
Supply contracts are long term agreements with a weighted average term remaining of approximately 15 years
•
The fee and leasehold sites are currently leased to third party commission agents
•
All the sites are BP branded locations
•
Expect to close second quarter 2014

LEHIGH GAS PARTNERS LP

Wheaton
Batavia
Westchester
Cicero
Warrenville
Downers Grove
Stickney
New City
Naperville
La Grange
Garfield Ridge
South Side
Woodridge
Darien
Burbank
South Chicago
Roseland
Lemont
Palos Hills
Romeoville
Blue Island
Dolton
Plainfield
Orland Park
Midlothian
Harvey
Homer Glen
Lockport
Tinley Park
Hammond
Gary
Munster
Crest Hill
Homewood
Griffith
Hobart
Shorewood
Joliet
New Lenox
Mokena
Frankfort Square
Frankfort
Chicago Heights
Dyer
Schererville
Merrillville
Minooka
Steger
Crete
St John

16 Commission Agent Independent Dealer Lessee Dealer Other Atlas Locations

Capital Structure Overview
• The Partnership completed in March the
syndications of a new $450 million credit
facility
• New facility provides for increased financial
and operational flexibility and extends the
tenor to 5 years
• Facility provides for flexibility to
access additional forms of debt capital
• $100 million accordion feature
• Continuously evaluate other capital sources
to ensure efficient capital structure
Capitalization
($ in millions)
Actual
3/31/2014
% of Book
Cap
EBITDA
Multiple
Cash 1.4
Long Term Debt 186.1 54.5% 3.1x
Capital Lease Obligations 66.1 19.4% 1.1x
Total Debt 252.2 73.9% 4.2x
Partners' Capital 89.1 26.1% 1.5x
Total  Book Capitalization 341.3 100.0% 5.6x
Equity Market Capitalization (3/31/2014) 504.5 8.3x
Enterprise Value 754.2 12.4x
3/31/2014 Pro Forma LTM EBITDA 60.6

Distributions
Distributions Since Our IPO
(1) The 4 quarter of 2012 is for the period from October 31 through December 31, 2012. The
DCF / unit includes $6.3 million, or $0.42 / unit, in fees and expenses related to our Initial
Public Offering in October 2012.
• Our primary business objective is to make
quarterly cash distributions to our unitholders
and, over time, to increase our quarterly cash
distributions
• Our success in the acquisitions market during
the course of the last twelve months has
enabled us to grow our distribution
First quarter distribution of $0.5125 per
unit ($2.05 annualized) represents a
17.1% increase from the initial distribution
amount at the time of the IPO
• Committed to a prudent, sustainable distribution
growth rate
Quarterly Distribution
Per Unit
0.2948 $  0.4525 $  0.4775 $  0.5025 $  0.5125 $  0.5125 $
Distribution Per Unit on
Annualized Basis
1.75 $     1.81 $     1.91 $     2.01 $     2.05 $     2.05 $
% increase from prior
quarter -
3.4% 5.5% 5.2% 2.0% 0.0%
Quarterly DCF / Unit
0.1328 $  0.6198 $  0.7449 $  0.7316 $  0.5833 $  0.3870 $
Ratio of DCF / Per Unit
Distribution
0.5x 1.4x 1.6x 1.5x 1.1x 0.8x
1st
Quarter
2014
4th
Quarter
2013
4th
Quarter
2012¹
1st
Quarter
2013
2nd
Quarter
2013
3rd
Quarter
2013
th

Common Unit
Ownership
8%
Subordinated
Unit
Ownership
92%

Aligned Equity Ownership
• Chairman and CEO Joe Topper owns approximately 39% of LGP
(1)
Board member John B. Reilly, III owns approximately 5% of LGP to bring combined ownership of the two of them to approximately 44%
(1)
Approximately 92% of ownership interest of Topper and Reilly is in the form of subordinated units
• Lehigh Gas GP (the general partner) has a non-economic general partner interest in Lehigh
Topper & Reilly vs. Public
Ownership
Topper & Reilly Common vs. Subordinated
Unit Ownership
(1)
(1) As of March 31, 2014
Reilly
5%
Topper
39%
Public
56%

Investment Highlights
BP Station
Main Street, Lebanon, OH
• Stable Cash Flows from Rental Income
and Wholesale Fuel Distribution
• Established History of Completing and
Integrating Acquisitions
• Long-Term Relationships with Major
Integrated Oil Companies and Refiners
• Prime Real Estate Locations in Areas
with High Traffic
• Financial Flexibility to Pursue
Acquisitions and Expansion
Opportunities
• Aligned Equity Ownership